Exhibit 10.7

[Form of Agreement with respect to Business Opportunities]

                    , 2005

Healthcare Acquisition Partners Corp.

350 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

The undersigned understands that Healthcare Acquisition Partners Corp. (the “Company”) has been formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more operating businesses in the healthcare sector. The undersigned agrees to present to the Company for its consideration, any opportunity to acquire all or substantially all of the outstanding equity securities of, or otherwise acquire a controlling equity interest in, an operating business in the healthcare or a healthcare-related sector, until the earlier of the consummation by the Company of a Business Combination, the distribution of the Trust Fund or until such time as the undersigned ceases to be an officer, director or affiliate of the Company; provided, however, the foregoing shall not obligate the undersigned to present to the Company any opportunity involving a business in the healthcare-related sector seeking a strategic combination with another operating business in the healthcare-related sector. For purposes of this letter agreement, “Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of combination, of one or more operating businesses in the healthcare sector, having, collectively, a fair market value (as calculated in accordance with the Company’s Amended and Restated Certificate of Incorporation) equal to at least 80% of the Company’s net assets at the time of such merger, capital stock exchange, asset acquisition or other similar type of combination. “Trust Fund” shall mean that certain trust account established with [JP Morgan Chase] and in which the Company deposited the “funds to be held in trust”, as described in the final prospectus of the Company filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this letter agreement to be duly executed on the day and year first written above.

By:
Name:
Title:

ACCEPTED AND AGREED BY:

HEALTHCARE ACQUISITION PARTNERS CORP.

By:
Name:
Title: